Exhibit 1

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 2 to the Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.0001 per share, of SCPIE Holdings Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 5th day of December, 2005.

Dated: December 5, 2005

                                SC FUNDAMENTAL VALUE FUND, L.P.

                                By: SC Fundamental LLC, as
                                    General Partner

                                By: /s/  Neil H. Koffler
                                    -----------------------------------------
                                    Neil H. Koffler, Member



                                SC FUNDAMENTAL LLC

                                By: /s/  Neil H. Koffler
                                    -----------------------------------------
                                    Neil H. Koffler, Member



                                SC FUNDAMENTAL VALUE BVI, LTD.

                                By: SC Fundamental Value BVI, Inc.,
                                    as managing general partner of investment
                                    manager

                                By: /s/  Neil H. Koffler
                                    -----------------------------------------
                                    Neil H. Koffler, Vice President



                                SC-BVI PARTNERS

                                By: SC Fundamental Value BVI, Inc.,
                                    as managing general partner

                                By: /s/  Neil H. Koffler
                                    -----------------------------------------
                                    Neil H. Koffler, Vice President

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                                PMC-BVI, INC.

                                By: /s/  Neil H. Koffler
                                    -----------------------------------------
                                    Neil H. Koffler as Attorney-in-Fact for
                                    Peter M. Collery, President (1)



                                SC FUNDAMENTAL VALUE BVI, INC.

                                By: /s/  Neil H. Koffler
                                    -----------------------------------------
                                    Neil H. Koffler, Vice President


                                /s/  Neil H. Koffler
                                -----------------------------------------
                                Neil H. Koffler as Attorney-in-Fact for
                                Peter M. Collery (1)


                                /s/  Neil H. Koffler
                                -----------------------------------------
                                Neil H. Koffler


                                /s/  Neil H. Koffler
                                -----------------------------------------
                                Neil H. Koffler as Attorney-in-Fact for
                                John T. Bird (2)





  (1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is hereby incorporated by reference.

  (2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit 2 to Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is hereby incorporated by reference.